PROSPECTUS

JANUARY 31, 2000


                                 [LOGO OMITTED]

                                       TIP

                                     TURNER
                                   ----------
                                      FUNDS



                       Turner Large Cap Growth Equity Fund
         ----------------------------------------------------------------
                           Turner Growth Equity Fund
         ----------------------------------------------------------------
                           Turner Midcap Growth Fund
         ----------------------------------------------------------------
                          Turner Small Cap Growth Fund
         ----------------------------------------------------------------
                          Turner Micro Cap Growth Fund
         ----------------------------------------------------------------
                               Turner Top 20 Fund
         ----------------------------------------------------------------
                             Turner Technology Fund
         ----------------------------------------------------------------
          Turner Short Duration Government Funds - One Year Portfolio
         ----------------------------------------------------------------
         Turner Short Duration Government Funds - Three Year Portfolio
         ----------------------------------------------------------------
                   Turner Core High Quality Fixed Income Fund
         ----------------------------------------------------------------
                   PORTFOLIOS OF THE TIP FUNDS [LOGO OMITTED]

                               INVESTMENT ADVISER:
                        Turner Investment Partners, Inc.



  These securities have not been approved or disapproved by the Securities and
     Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

HOW TO READ
YOUR PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Turner Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Funds. For more detailed information about the Funds, please see:


2   TURNER LARGE CAP GROWTH EQUITY FUND

4   TURNER GROWTH EQUITY FUND

6   TURNER MIDCAP GROWTH FUND

8   TURNER SMALL CAP GROWTH FUND

10  TURNER MICRO CAP GROWTH FUND

12  TURNER TOP 20 FUND

14  TURNER TECHNOLOGY FUND

16  TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO

18  TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO

20  TURNER CORE HIGH QUALITY FIXED INCOME FUND

22  INVESTMENTS AND PORTFOLIO MANAGEMENT

25  PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

28  DIVIDENDS, DISTRIBUTIONS AND TAXES

30  FINANCIAL HIGHLIGHTS


TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS

                                                                    PROSPECTUS 1

--------------------------------------------------------------------------------
                                                                    INTRODUCTION
--------------------------------------------------------------------------------

INFORMATION COMMON TO ALL FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

INITIAL PUBLIC OFFERINGS

A number of the Funds, including the Midcap, Small Cap, Micro Cap, Top 20 and Technology Funds, participate in initial public offerings (IPOs). During 1999, there were a large number of IPOs, and many of these IPOs were very successful. The Funds participated in a number of these successful IPOs, and as a result, these IPOs had a significant impact on the Funds' performance, especially on those Funds with lower asset levels. There is no guarantee that there will be as many successful IPOs in the future, or that the Funds will continue to have access to these successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.

2 PROSPECTUS

--------------------------------------------------------------------------------
TURNER LARGE CAP GROWTH EQUITY FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Very large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify very large capitalization
                                 U.S. companies with strong earnings growth
                                 potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Large Cap Growth Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations (i.e., over $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund may also purchase securities of smaller companies that offer growth potential. The Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times the Index weighting of those securities that comprise between 1% and 5% of the Russell Top 200 Growth Index, and up one and one-half times the Index weighting of those securities that comprise more than 5% of the Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for two years.*

        [BAR GRAPH OMITTED]

1998                             45.22%
1999                             55.71%

* The performance information shown above is based on a calendar year.

              BEST QUARTER            WORST QUARTER
                 41.30%                  -8.19%
               (12/31/99)               (9/30/98)

                                                                    PROSPECTUS 3

--------------------------------------------------------------------------------
                                             TURNER LARGE CAP GROWTH EQUITY FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell Top 200 Growth Index and the S&P 500 Index.

-----------------------------------------------------------
                                                   SINCE
                                                 INCEPTION
                                 1 YEAR           (2/1/97)
-----------------------------------------------------------
Turner Large Cap Growth
  Equity Fund                     55.71%           44.24%
-----------------------------------------------------------
Russell Top 200 Growth Index      29.68%           33.65%
-----------------------------------------------------------
S&P 500 Index                     21.05%           25.83%
-----------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Top 200 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 200 largest U.S. companies with higher growth rates and price-to-price book ratios. The S&P 500 Index is a widely-recognized, market value-weighted index of 500 stocks designed to mimic the overall equity market's industry weightings.

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                              CLASS I SHARES

Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          None
Other Expenses                                     1.66%
                                                   ----
   TOTAL ANNUAL FUND OPERATING EXPENSES            2.41%
   Fee waivers and expense reimbursements          1.41%
                                                   ----
   NET TOTAL OPERATING EXPENSES                   1.00%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.00% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.25% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Turner Large Cap Growth
  Equity Fund-Class I Shares      $102         $373         $665       $1,505
--------------------------------------------------------------------------------

4 PROSPECTUS

--------------------------------------------------------------------------------
TURNER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify reasonably priced large-
                                 and mid-cap U.S. companies with strong
                                 earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Growth Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with large and medium capitalizations that Turner Investment Partners believes have strong earnings growth potential and that are reasonably valued at the time of purchase. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 1000 Growth Index. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times the Index weighting of those securities that comprise between 1% and 5% of the Russell 1000 Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of the Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large and medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for seven years.*

[BAR GRAPH OMITTED]

1993     15.38%
1994     (6.73)%
1995     29.96%
1996     19.23%
1997     31.36%
1998     38.07%
1999     53.60%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                BEST QUARTER            WORST QUARTER
                   39.67%                  -8.85%
                 (12/31/99)               (9/30/98)

                                                                    PROSPECTUS 5

--------------------------------------------------------------------------------
                                                       TURNER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 1000 Growth Index and the S&P 500 Index.

--------------------------------------------------------------------------------
                                                             SINCE
                                                           INCEPTION
                                    1 YEAR     5 YEARS      (3/11/92)
--------------------------------------------------------------------------------
Turner Growth Equity Fund           53.60%      33.98%        23.68%
--------------------------------------------------------------------------------
Russell 1000 Growth Index           33.16%      34.21%        22.08%
--------------------------------------------------------------------------------
S&P 500 Index                       21.05%      28.56%        20.51%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios. The S&P 500 Index is a widely-recognized, market value-weighted index of 500 stocks designed to mimic the overall equity market's industry weightings.

[GRAPHIC OF  DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS I SHARES

Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          None
Other Expenses                                     0.25%
                                                   ----
   TOTAL ANNUAL FUND OPERATING EXPENSES            1.00%*


* TOTAL OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT EXPENSES. THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.00% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.25% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                               1 YEAR        3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Turner Growth Equity Fund--
  Class I Shares                $102          $318           $552       $1,225
--------------------------------------------------------------------------------

6 PROSPECTUS

--------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Mid-cap U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify medium capitalization U.S.
                                 companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Midcap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (i.e., between $1 billion and $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times of the Index weighting of those securities that comprise between 1% and 5% of the Russell Midcap Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of the benchmark index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for three years.*



 [BAR GRAPH OMITTED]

 1997    40.56%
 1998    26.52%
 1999    125.45%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.


               BEST QUARTER            WORST QUARTER
                  54.63%                  -16.65%
                (12/31/99)               (9/30/98)

                                                                    PROSPECTUS 7

--------------------------------------------------------------------------------
                                                       TURNER MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell Midcap Growth Index.

--------------------------------------------------------------------------------
                                                      SINCE
                                                    INCEPTION
                                    1 YEAR          (10/1/96)
--------------------------------------------------------------------------------
Turner Midcap Growth Fund           125.45%           54.87%
--------------------------------------------------------------------------------
Russell Midcap Growth Index          51.29%           28.29%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              CLASS I SHARES
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          None
Other Expenses                                     0.50%
                                                   ----
   TOTAL ANNUAL FUND OPERATING EXPENSES            1.25%


* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.50% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT -THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Turner Midcap Growth Fund--
  Class I Shares                  $127         $397          $686       $1,511
--------------------------------------------------------------------------------

8 PROSPECTUS

--------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Small cap U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify small cap U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of small cap equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Small Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with small market capitalizations (i.e., under $2 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 2000 Growth Index. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times the Index weighting of those securities that comprise between 1% and 5% of the Russell 2000 Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of the Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, small cap U.S. growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for five years.*

 [BAR GRAPH OMITTED]

 1995    68.16%
 1996    28.85%
 1997    14.75%
 1998     8.53%
 1999    85.04%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.


                BEST QUARTER            WORST QUARTER
                   44.57%                  -24.30%
                 (12/31/99)               (9/30/98)

                                                                    PROSPECTUS 9

--------------------------------------------------------------------------------
                                                    TURNER SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
                                                                 SINCE
                                                               INCEPTION
                                      1 YEAR       5 YEARS      (2/7/94)
--------------------------------------------------------------------------------
Turner Small Cap Growth Fund          85.04%       37.94%        33.44%
Russell 2000 Growth Index             43.09%       18.99%        14.89%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What is an Index?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2000 smallest U.S. companies out of the 3000 largest U.S. companies with higher growth rates and price-to-book ratios.


[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS I SHARES
Investment Advisory Fees                           1.00%
Distribution (12b-1) Fees                          None
Other Expenses                                     0.31%
                                                   ----
   TOTAL ANNUAL FUND OPERATING EXPENSES            1.31%
   Fee waivers and expense reimbursements          0.06%
                                                   ----
   NET TOTAL OPERATING EXPENSES                    1.25%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.50% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                      1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Turner Small Cap Growth Fund--
   Class I Shares                      $127       $409       $713        $1,578
--------------------------------------------------------------------------------

10 PROSPECTUS

--------------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Micro cap U.S. common stock
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify micro cap U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of micro cap equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Micro Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very small market capitalizations (i.e., under $500 million) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to a maximum 2% of the Fund's assets at the time of purchase in any single issue.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, U.S. micro capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these very small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares for one year.*


[BAR GRAPH OMITTED]

 1999     144.39%

                    BEST QUARTER                WORST QUARTER

                       60.84%                        3.89%
                     (12/31/99)                   (3/31/99)

                                                                   PROSPECTUS 11

--------------------------------------------------------------------------------
                                                    TURNER MICRO CAP GROWTH FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 2000 Growth Index.

                                                      SINCE
                                                    INCEPTION
                                    1 YEAR           (3/1/98)
--------------------------------------------------------------------------------
Turner Micro Cap Growth Fund        144.39%           94.15%
--------------------------------------------------------------------------------
Russell 2000 Growth Index            43.09%           17.69%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What is an Index?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 2000 smallest U.S. companies out of the 3000 largest U.S. companies with higher growth rates and price-to-book ratios.

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                CLASS I SHARES
Investment Advisory Fees                              1.00%
Distribution (12b-1) Fees                             None
Other Expenses                                        1.86%
                                                      ----
   TOTAL ANNUAL FUND OPERATING EXPENSES               2.86%
                                                      ----
   Fee waivers and expense reimbursements             1.61%
                                                      ----
   NET TOTAL OPERATING EXPENSES                       1.25%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.50% IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                  1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Turner Micro Cap Growth Fund--
  Class I Shares                   $127       $450      $798      $1,788
--------------------------------------------------------------------------------

12 PROSPECTUS

--------------------------------------------------------------------------------
TURNER TOP 20 FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Top 20 Fund invests substantially all (at least 80%) of its assets in common stocks and other equity securities of companies, regardless of their market capitalization, that Turner Investment Partners believes have strong earnings growth potential. A number of portfolio managers manage the Fund by selecting stocks in different sectors and capitalization ranges under the supervision of Robert Turner. The Fund's portfolio will contain a total of 15-25 stocks representing Turner's favorite investment ideas. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counter-balancing influence.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, U.S. growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The Turner Top 20 Fund commenced operations on July 1, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the S&P 500 Index. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

                                                                   PROSPECTUS 13

--------------------------------------------------------------------------------
                                                              TURNER TOP 20 FUND
--------------------------------------------------------------------------------


[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                              CLASS I SHARES

Investment Advisory Fees                          1.10%*
Distribution (12b-1) Fees                         None
Other Expenses                                    1.45%
                                                  ----
  TOTAL ANNUAL FUND OPERATING EXPENSES            2.55%
  Fee waivers and expense reimbursements          1.20%
                                                  ----
  NET TOTAL OPERATING EXPENSES                    1.35%**


* THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE S&P 500 INDEX.

** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE
   EXPENSES IN ORDER TO KEEP OTHER EXPENSES FROM EXCEEDING 0.25%. AS A RESULT, THE ADVISER'S CONTRACTUAL AGREEMENT WILL KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.35% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.85% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR       3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Turner Top 20 Fund-
  Class I Shares                  $137          $533          $954       $2,128
--------------------------------------------------------------------------------

14 PROSPECTUS

--------------------------------------------------------------------------------
TURNER TECHNOLOGY FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Common stocks of technology companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify technology companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of technology-focused equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Technology Fund invests substantially all (at least 80%) of its assets in common stocks of companies that develop new technologies and that may experience exceptional growth in sales and earnings driven by technology-related products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the technology sector, and will range from small companies developing new technologies to large, established firms with a history of developing and marketing such technologies. These companies may include companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care and biotechnology sectors.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

In addition, the Fund is subject to the risk that its principal market segment, technology stocks, may underperform compared to other market segments or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause technology companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The Turner Technology Fund commenced operations on July 1, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the Pacific Stock Exchange Technology 100 Index. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price weighted index of the top 100 U.S. technology companies.

                                                                   PROSPECTUS 15

--------------------------------------------------------------------------------
TURNER TECHNOLOGY FUND
--------------------------------------------------------------------------------

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              CLASS I SHARES

Investment Advisory Fees                          1.10%*
Distribution (12b-1) Fees                         None
Other Expenses                                    2.79%
                                                  ----
   TOTAL ANNUAL FUND OPERATING EXPENSES           3.89%
   Fee waivers and expense reimbursements         2.54%
                                                  ----
   NET TOTAL OPERATING EXPENSES                   1.35%**


* THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX.

** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE
   EXPENSES IN ORDER TO KEEP OTHER EXPENSES FROM EXCEEDING 0.25%. AS A RESULT, THE ADVISER'S CONTRACTUAL AGREEMENT WILL KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.35% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.85% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                               1 YEAR      3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Turner Technology Fund-
  Class I Shares                $137         $533           $954         $2,128
--------------------------------------------------------------------------------

16 PROSPECTUS

--------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS -- ONE YEAR PORTFOLIO
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Total return consistent with the preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Fixed income securities issued or guaranteed by the
                    U.S. government
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. government securities that are attractively priced
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking current income with a limited amount of share price volatility
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Short Duration Government Funds - One Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. In addition, Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity or duration.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the per-formance of the Fund's Class I Shares from year to year for five years.*

[BAR GRAPH OMITTED]

1995    7.61%
1996    6.41%
1997    6.30%
1998    5.84%
1999    5.41%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FIRST FOUR YEARS OF PERFORMANCE SHOWN IS FOR THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO, THE FUND'S PREDECESSOR. THE FUND BECAME PART OF THE TIP FUNDS IN 1999.

         BEST QUARTER            WORST QUARTER
             2.04%                   1.11%
          (12/31/95)               (6/30/99)

                                                                   PROSPECTUS 17

--------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS -- ONE YEAR PORTFOLIO
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for Class I and Class II Shares for the periods ended December 31, 1999, to those of the Merrill Lynch Three-Month Treasury Bill Index.
--------------------------------------------------------------------------------
                                                                    SINCE
                                        1 YEAR    5 YEARS         INCEPTION
--------------------------------------------------------------------------------
Turner Short Duration Government
  Funds-One Year Portfolio-
  Class I Shares                         5.41%      6.31%           6.04%*
--------------------------------------------------------------------------------
Turner Short Duration Government
  Funds-One Year Portfolio-
  Class II Shares                        5.40%       N/A            5.23%**
--------------------------------------------------------------------------------
Merrill Lynch Three-Month
  Treasury Bill Index                    4.84%      5.35%           5.22%***
--------------------------------------------------------------------------------
*  THE INCEPTION DATE FOR CLASS I SHARES IS MARCH 1, 1994.
** THE INCEPTION DATE FOR CLASS II SHARES IS FEBRUARY 27, 1998.
***THE CALCULATION DATE FOR THE INDEX IS MARCH 1, 1994.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Three-Month Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all dividends.

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                            CLASS I SHARES      CLASS II SHARES
Investment Advisory Fees                        0.25%                0.25%
Distribution (12b-1) Fees                        None                None
Other Expenses                                  6.28%                6.53%
                                                -----                 -----
   TOTAL ANNUAL FUND OPERATING EXPENSES         6.53%                6.78%
   Fee waivers and expense reimbursements       6.17%                6.17%
                                                -----                 -----
   NET TOTAL OPERATING EXPENSES                 0.36%*               0.61%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 0.36% AND 0.61%, RESPECTIVELY, FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 0.86% AND 1.11%, RESPECTIVELY, IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                     1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-
  One Year Portfolio-Class I Shares                   $37             $225          $432         $1,037
--------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-
  One Year Portfolio-Class II Shares                  $62             $304          $568         $1,336
--------------------------------------------------------------------------------------------------------

18 PROSPECTUS

--------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS -- THREE YEAR PORTFOLIO
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Total return consistent with the preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Fixed income securities issued or guaranteed by the
                    U.S. government
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Low to medium
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. government securities that are attractively priced
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking current income with a limited amount of share price volatility
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Short Duration Government Funds - Three Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of three-year U.S. Treasury notes, the Fund may invest in securities with any maturity.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for five years.*

[BAR GRAPH OMITTED]

1995    11.18%
1996    5.26%
1997    6.92%
1998    6.93%
1999    2.75%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FIRST FOUR YEARS OF PERFORMANCE SHOWN IS FOR THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO, THE FUND'S PREDECESSOR. THE FUND BECAME PART OF THE TIP FUNDS IN 1999.

                       BEST QUARTER         WORST QUARTER
                           3.24%                0.40%
                         (3/31/95)            (3/31/96)

                                                                   PROSPECTUS 19
--------------------------------------------------------------------------------
                  TURNER SHORT DURATION GOVERNMENT FUNDS -- THREE YEAR PORTFOLIO
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 1999, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index.

--------------------------------------------------------------------------------
                                                                    SINCE
                                          1 YEAR     5 YEARS      INCEPTION
--------------------------------------------------------------------------------
Turner Short Duration Government
  Funds-Three Year Portfolio-
  Class I Shares                           2.75%      6.57%         5.85%*
--------------------------------------------------------------------------------
Turner Short Duration Government
  Funds-Three Year Portfolio-
  Class II Shares                           N/A        N/A          6.29%**
--------------------------------------------------------------------------------
Lehman Brothers 1-3 Year U.S.
  Government Bond Index                    2.96%      6.47%         5.79%***
--------------------------------------------------------------------------------
*  THE INCEPTION DATE FOR CLASS I SHARES IS MARCH 1, 1994.
** THE INCEPTION DATE FOR CLASS II SHARES IS APRIL 28, 1999.
***THE CALCULATION DATE FOR THE INDEX IS MARCH 1, 1994.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. government obligations with maturities of at least one year.

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                           CLASS I SHARES        CLASS II SHARES

Investment Advisory Fees                        0.25%                 0.25%
Distribution (12b-1) Fees                       None                  None
Other Expenses                                  0.70%*                0.95%*
                                               ------                ------
   TOTAL ANNUAL FUND OPERATING EXPENSES         0.95%                 1.20%
   Fee waivers and expense reimbursements       0.59%                 0.59%
                                               ------                ------
   NET TOTAL OPERATING EXPENSES                 0.36%**               0.61%**

 * OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT EXPENSES.
** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE
   EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 0.36% AND 0.61%, RESPECTIVELY, FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 0.86% AND 1.11%, RESPECTIVELY, IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                  1 YEAR    3 YEARS   5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-
  Three Year Portfolio-Class I Shares               $37       $225      $432       $1,037
--------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-
  Three Year Portfolio-Class II Shares              $62       $304      $568       $1,336
--------------------------------------------------------------------------------------------

20 PROSPECTUS

--------------------------------------------------------------------------------
TURNER CORE HIGH QUALITY FIXED INCOME FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Current income and capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Investment grade U.S. corporate and government bonds
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify quality fixed income securities with intermediate maturities
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors who are seeking current income and capital appreciation and who are willing to accept principal risk
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Core High Quality Fixed Income Fund invests primarily (at least 65% of its assets) in investment grade fixed income securities, including U.S. government securities, corporate debt securities, mortgage-backed securities, asset-backed securities, and short-term obligations. Turner Investment Partners will allocate the Fund's assets among these market sectors based on its analysis of historical data, yield trends and credit ratings. In selecting investments for the Fund, Turner chooses securities with intermediate durations that are attractively priced and that offer competitive yields. Typically, the Fund's average duration will be between three and six years (although the Fund may hold securities with longer or shorter durations).

[GRAPHIC OF SCALES OMITTED] RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, U.S. fixed income securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The Turner Core High Quality Fixed Income Fund commenced operations on July 1, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index is a widely-recognized, market value weighted (higher market value stocks have made more influence than lower market value stocks) index of U.S. government obligations, corporate debt securities, and AAA-rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

                                                                   PROSPECTUS 21

--------------------------------------------------------------------------------
                                      TURNER CORE HIGH QUALITY FIXED INCOME FUND
--------------------------------------------------------------------------------

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              CLASS I SHARES

Investment Advisory Fees                          0.50%
Distribution (12b-1) Fees                         None
Other Expenses                                    1.49%
                                                  ----
   TOTAL ANNUAL FUND OPERATING EXPENSES           1.99%
   Fee waivers and expense reimbursements         1.54%
                                                  ----
   NET TOTAL OPERATING EXPENSES                   0.45%*

*THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE
 EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 0.45% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.00% IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR           3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Turner Core High Quality Fixed
  Income Fund-Class I Shares       $46             $265        $504     $1,203
--------------------------------------------------------------------------------

22 PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENTS AND PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

THE FUNDS' OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

As of December 31, 1999, Turner had approximately $5.6 billion in assets under management. For its services during the most recent fiscal year, Turner received investment advisory fees (after waivers and reimbursements) of:

   TURNER GROWTH EQUITY FUND                0.75%
   TURNER MIDCAP GROWTH FUND                0.75%
   TURNER SMALL CAP GROWTH FUND             0.96%

For its services during the most recent fiscal year, Turner received no advisory fees, and waived/reimbursed expenses of:

   TURNER LARGE CAP GROWTH EQUITY FUND      0.66%
   TURNER MICRO CAP GROWTH FUND             0.96%
   TURNER SHORT DURATION GOVERNMENT
     FUNDS - ONE YEAR PORTFOLIO             6.28%
   TURNER SHORT DURATION GOVERNMENT
     FUNDS - THREE YEAR PORTFOLIO           0.81%
   TURNER CORE HIGH QUALITY FIXED
     INCOME FUND                            1.04%

Turner is entitled to receive base investment advisory fees from the following Funds as set forth below:

   TURNER TOP 20 FUND                       1.10%
   TURNER TECHNOLOGY FUND                   1.10%

However, these fees may be higher or lower depending on a Fund's performance relative to a benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. The Funds' SAI contains detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees. These performance-based adjustments will take effect after the Funds have been in operation for more than one year.

For the period from July 1, 1999 through September 30, 1999, Turner received no advisory fees, and waived/reimbursed expenses of:

   TURNER TOP 20 FUND                       0.10%
   TURNER TECHNOLOGY FUND                   1.44%

TURNER'S EQUITY INVESTMENT PHILOSOPHY

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and attempt to maintain sector weightings that are neutral to diversified against those of a benchmark index, since Turner believes it is imprudent to be overly-invested in any individual security. This allows Turner's stock selection process to be the primary determinant of performance.

PORTFOLIO MANAGERS

The Large Cap Growth Equity Fund is managed by a committee comprised of Robert Turner, John Hammerschmidt and Mark Turner. The Growth Equity Fund is managed by a committee comprised of Robert Turner, John Hammerschmidt, Mark Turner and Chris McHugh. The Midcap Growth and Top 20 Funds are managed by a committee comprised of Chris McHugh, Bill McVail and Robert Turner. The Small Cap Growth Fund is managed by a committee comprised of Bill McVail, Chris McHugh and Frank Sustersic. The Micro Cap Growth Fund is managed by a committee comprised of Frank Sustersic, Bill McVail and Chris Perry. The

PO BOX 219805, KANSAS CITY, MO 64141-6805

                                                                  PROSPECTUS  23

--------------------------------------------------------------------------------
                                                            PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Technology Fund is managed by a committee comprised of Robert Turner, Chris McHugh and Robb Parlanti. The Short Duration Government Funds - One Year Portfolio, Short Duration Government Funds - Three Year Portfolio, and Core High Quality Fixed Income Fund are managed by a committee comprised of James Midanek and Robb Parlanti. The background of each committee member is set forth below.

Robert E. Turner is a member of the committees which manage the Large Cap Growth Equity, Growth Equity, Midcap Growth, Top 20, and Technology Funds, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, is lead manager of the Large Cap Growth Equity, Growth Equity, Top 20, and Technology Funds and co-manager of the Midcap Growth Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 19 years of investment experience.

John Hammerschmidt is a member of the committees which manage the Large Cap Growth Equity and Growth Equity Funds, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is co-manager of the Large Cap Growth Equity and Growth Equity Funds. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was Vice President in Government Securities Trading at S.G. Warburg. He has 17 years of investment experience.

Mark Turner is a member of the committees which manage the Large Cap Equity Growth and Growth Equity Funds, as set forth above. Mr. Turner, Chairman of the Adviser, is co-manager of the Growth Equity Fund and Large Cap Growth Equity Fund. Mr. Turner co-founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 18 years of investment experience.

Christopher K. McHugh is a member of the committees which manage the Midcap Growth, Small Cap Growth, Top 20 and Technology Funds, as set forth above. Mr. McHugh, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Midcap Growth Fund and co-manager of the Growth Equity, Small Cap Growth, Top 20 and Technology Funds. Mr. McHugh joined the Adviser in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 14 years of investment experience.

Bill McVail is a member of the committees which manage the Small Cap Growth, Midcap Growth, Micro Cap Growth and Top 20 Funds, as set forth above. Mr. McVail, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Small Cap Growth Fund and co-manager of the Midcap Growth, Micro Cap Growth and Top 20 Funds. Mr. McVail joined the Adviser in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 13 years of investment experience.

Frank L. Sustersic is a member of the committees which manage the Micro Cap and Small Cap Growth Funds, as set forth above. Mr. Sustersic, Senior Equity Portfolio Manager of the Adviser, serves as lead manager of the Micro Cap Growth Fund and co-manager of the Small Cap Growth Fund. Mr. Sustersic joined Turner in 1994. Mr. Sustersic has 11 years of investment experience.

Chris Perry is a member of the committee which manages the Micro Cap Growth Fund, as set forth above. Mr. Perry, Senior Security Analyst of the Adviser, is co-manager of the Micro Cap Growth Fund. Mr. Perry joined the Adviser in 1998. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 9 years of investment experience.

James L. Midanek is a member of the committee which manages the Short Duration Government Funds - One Year Portfolio, Short Duration Government Funds - Three Year Portfolio, and Core High Quality Fixed Income Fund. Mr. Midanek, Chief Investment Officer for Fixed Income joined the Adviser in 1997. Prior to 1997, he was Chief Investment Officer of Solon Asset Management, L.P., which he founded in 1989, and Portfolio Manager of the Short Duration Government Funds. From 1992 to 1994, Mr. Midanek was Chief Investment Officer to the Fixed Income Group of Montgomery Asset Management, L.P., where he managed four institutional fixed income funds. Mr. Midanek has 19 years of investment experience.

Robb J. Parlanti is a member of the committees which manage the Technology and Fixed Income Funds, as set forth above. Mr. Parlanti, CFA, Senior Portfolio Manager of the Adviser, is co-manager of the Technology and Fixed Income Funds. Mr. Parlanti joined the Adviser in 1993. Prior to 1993, he was Assistant Vice President and Portfolio Manager at PNC Bank. He has 13 years of investment experience.

                                                                  1-800-224-6312

24 PROSPECTUS

--------------------------------------------------------------------------------
TURNER'S PAST PERFORMANCE
--------------------------------------------------------------------------------

TURNER'S PAST PERFORMANCE

Since January 1, 1998, Turner has managed some assets in a "top 20" style. In this style, Turner's best investment ideas are combined in a single portfolio consisting of 15-25 stocks. There is no limit on the capitalization of any stock, and these portfolios have typically been invested across a broad range of sectors and capitalizations.

The following table presents historical performance information for a composite consisting of the Top 20 Fund and two discretionary "top 20" accounts that are managed by Turner in a way that is equivalent in all material respects as to objectives, policies and strategies to how Turner is managing the Top 20 Fund. This table also compares the performance to that of the Standard & Poor's 500 Index. The computed rates of return include the impact of capital appreciation as well as the reinvestment of interest and dividends. This data does not indicate how the Top 20 Fund may perform in the future:

                                    FOURTH          12 MONTHS      1/1/98
                                   CALENDAR           ENDED      (INCEPTION)
                                 QUARTER 1999        12/31/99    TO 12/31/99
                                 ------------       ---------    -----------

Composite Gross Performance          60.43%           235.07%      165.18%*
Composite Net Performance            60.25%           232.64%      162.60%*
S&P 500 Performance                  14.88%            21.05%       24.75%

*Annualized

THE MODIFIED BANK ADMINISTRATION INSTITUTE (BAI) METHOD IS USED TO COMPUTE A TIME WEIGHTED RATE OF RETURN IN ACCORDANCE WITH STANDARDS SET BY THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH (AIMR). THE PERFORMANCE FIGURES FOR THE ADVISER'S ACCOUNTS DESCRIBED ABOVE ARE NET OF ADVISORY FEES AND EXPENSES. THE EFFECT OF DEDUCTING FUND OPERATING EXPENSES ON ANNUALIZED PERFORMANCE, INCLUDING THE COMPOUNDING EFFECT OVER TIME, MAY BE SUBSTANTIAL, AND WILL REDUCE THE PERFORMANCE OF THE FUND.

ALL INFORMATION PRESENTED RELIES ON DATA SUPPLIED BY THE ADVISER AND STATISTICAL SERVICES, REPORTS OR OTHER SOURCES BELIEVED BY THE TRUST TO BE RELIABLE. IT HAS NOT BEEN INDEPENDENTLY VERIFIED OR AUDITED BY THE FUNDS.



PO BOX 219805, KANSAS CITY, MO 64141-6805

                                                                   PROSPECTUS 25

--------------------------------------------------------------------------------
                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
--------------------------------------------------------------------------------

IN ORDER TO OPEN A NEW ACCOUNT YOU MUST COMPLETE AND MAIL THE NEW ACCOUNT APPLICATION THAT YOU RECEIVE WITH THIS PROSPECTUS.
--------------------------------------------------------------------------------

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST.

Your check must be made payable to the Turner Funds or wires must be sent to the instructions listed below.

Each Fund's minimum initial investment is $2,500 with minimum subsequent purchases of $50.

Once you are a shareholder of the Turner Funds you can do the following:

[BULLET] PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

[BULLET] PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

         By regular mail

         The Turner Funds
         P.O. Box 219805
         Kansas City, MO 64141-6805

         By express or overnight mail

         The Turner Funds
         c/o DST Systems Inc
         330 W. 9th Street
         Kansas City, MO 64105



[BULLET] PURCHASE FUND SHARES BY WIRING FUNDS TO:
         United Missouri Bank of Kansas NA
         ABA #101000695
         Account # 9870601168
         Further Credit: name of fund, shareholder name and Turner Funds account number

--------------------------------------------------------------------------------
CLOSING THE FUNDS TO NEW INVESTORS AT CERTAIN ASSET LEVELS

There are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more and more money regardless of their capacity to find attractive investments. Turner Investment Partners will not do this. Turner will close a Fund to most new investors once assets under management reach certain specified levels. For the Small Cap Growth Fund, that level has been reached, and the Fund is currently closed to new investors. Similarly, effective when the assets that Turner manages in its Micro Cap Growth Equity Style, Midcap Growth Equity Style and the Growth Equity Style (which includes the assets of each Fund) reach $385 million, $4.5 billion and $9.3 billion, respectively, the Funds will be closed to new investors. Existing shareholders of the Funds will be notified before any Fund is closed to new investors.

Shareholders of the Funds as of the effective date for a Fund closing may continue to make investments and may open additional accounts with the Funds, provided the new accounts are registered in the same name or have the same taxpayer identification or social security number assigned to them. In addition, certain limited classes of new investors may also purchase shares of the Funds after they are closed to new investors. See "Purchasing, Selling and Exchanging Fund Shares."

1-800-224-6312

26 PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
--------------------------------------------------------------------------------

The Turner Funds are "no load" mutual funds, meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the minimum subsequent investment is $50. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.

PURCHASING TURNER FUND SHARES

CHOOSING CLASS I OR CLASS II SHARES
Class I and Class II Shares have different expenses and other characteristics.

Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.

Class II Shares are for individual investors who purchase shares through financial institutions or intermediaries. Only the Turner Short Duration Government Funds - One Year Portfolio and Turner Short Duration Government Funds
- Three Year Portfolio offer Class II Shares.

CLASS I SHARES                     CLASS II SHARES

[BULLET] NO SALES CHARGE           [BULLET] NO SALES CHARGE
[BULLET] LOWER ANNUAL EXPENSES     [BULLET] HIGHER ANNUAL EXPENSES
[BULLET] $2,500 MINIMUM INITIAL    [BULLET] $2,500 MINIMUM
         INVESTMENT                         INITIAL INVESTMENT

For some investors the minimum initial investment may be lower.

WHEN CAN YOU PURCHASE SHARES?
You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.

TO OPEN AN ACCOUNT:

[BULLET] BY MAIL Please send your completed application, with a check payable to the Turner Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

[BULLET] BY WIRE Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_________ Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN
If you have a checking or savings account with a bank, you may purchase Class I Shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments -once a month.

WHO IS ELIGIBLE TO INVEST IN A FUND ONCE IT IS CLOSED TO NEW INVESTORS?
If you are a shareholder of a Fund when it closes to new investors, you will be able to make additional investments in the Fund and reinvest your dividends and capital gains distributions. Once a Fund is closed, you may open a new account only if:

[BULLET] your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;


[BULLET] you are a current Fund trustee or officer, or an employee of Turner
         Investment Partners, Inc. or a member of the immediate family of any of these people; or

[BULLET] you are a client of a financial adviser or planner who has client assets invested in the TIP Funds as of the date of any proposed new investment in the Fund.

PO BOX 219805, KANSAS CITY, MO 64141-6805

                                                                   PROSPECTUS 27

--------------------------------------------------------------------------------
                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
--------------------------------------------------------------------------------

HOW FUND PRICES ARE CALCULATED
The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

PURCHASING ADDITIONAL SHARES
[BULLET] BY MAIL Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Fund and your account number.

[BULLET] BY PHONE Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 25.

ADDITIONAL INFORMATION
You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.

SELLING TURNER FUND SHARES
If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell shares by following procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312.

[BULLET] BY MAIL If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

[BULLET] BY PHONE When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

                                                                  1-800-224-6312

28 PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
--------------------------------------------------------------------------------

SIGNATURE GUARANTEES
A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY
Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING TURNER FUND SHARES
When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES:

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS
If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

PO BOX 219805, KANSAS CITY, MO 64141-6805

                                                                   PROSPECTUS 29

--------------------------------------------------------------------------------
                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

SUSPENSION OF YOUR RIGHT TO SELL SHARES
The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

INVOLUNTARY SALES OF YOUR SHARES
If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES
SEI Investments Distribution Co. (SIDCo.) is the distributor of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

The Turner Short Duration Government Funds-One Year Portfolio and Turner Short Duration Government Funds-Three Year Portfolio have adopted a shareholder service plan for their Class II Shares that allows the Funds to pay service fees of up to 0.25% of average daily net assets for services provided to shareholders.

DIVIDENDS AND DISTRIBUTIONS
The Turner Large Cap Growth Equity, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Top 20 and Turner Technology Funds distribute their income annually as a dividend to shareholders. The Turner Growth Equity Fund distributes its income quarterly as a dividend to shareholders. The Turner Short Duration Government Funds - One Year Portfolio, Turner Short Duration Government Funds - Three Year Portfolio and Turner Core High Quality Fixed Income Fund declare their investment income daily and distribute it monthly as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES
PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you reinvest them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

More information about taxes is in the SAI.

                                                                  1-800-224-6312

30 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about Class I and Class II Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.



TURNER LARGE CAP GROWTH EQUITY FUND
-------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                      1999        1998       1997(1)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $13.22      $12.28      $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                          (0.08)      (0.01)       0.01

   Net Gains or Losses on Securities (both realized and unrealized)       5.76        1.98        2.27

   Total From Investment Operations                                       5.68        1.97        2.28

LESS DISTRIBUTIONS

   Dividends (from net investment income)                                   --       (0.01)         --

   Distributions (from capital gains)                                       --       (1.02)         --

   Returns of Capital                                                       --          --          --

   Total Distributions                                                      --       (1.03)         --

   Net Asset Value, End of Period                                       $18.90      $13.22      $12.28

TOTAL RETURN+                                                            42.97%      17.26%      22.80%


RATIOS/SUPPLEMENTAL DATA


   Net Assets, End of Period (000)                                      $8,459      $4,328      $  701

   Ratio of Expenses to Average Net Assets
      (including directed brokerage arrangements)                         1.00%       1.00%       1.00%*

   Ratio of Expenses to Average Net Assets
      (including waivers and reimbursements)                              1.00%       1.00%       1.00%*

   Ratio of Net Income (Loss) to Average Net Assets                      (0.47)%     (0.10)%      0.20%*

   Ratio of Expenses to Average Net Assets
      (excluding waivers and reimbursements)                              2.41%       7.70%      26.45%*

   Ratio of Net Investment Income (Loss) to Average
      Net Assets (excluding waivers and reimbursements)                  (1.88)%     (6.80)%    (25.25)%*

   Portfolio Turnover Rate                                              370.71%     234.93%     346.47%

*  ANNUALIZED
+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) COMMENCED OPERATIONS ON FEBRUARY 1, 1997.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 31

--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER GROWTH EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                         1999        1998        1997      1996(1)        1995          1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $  12.87     $ 16.64     $ 17.03     $ 14.97      $   12.46     $  13.12

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                             (0.05)      (0.05)      (0.03)       0.02           0.10         0.10

   Net Gains or Losses on Securities (both realized
       and unrealized)                                       4.66        1.10        4.23        2.91           2.52        (0.66)

   Total From Investment Operations                          4.61        1.05        4.20        2.93           2.62        (0.56)

   LESS DISTRIBUTIONS

   Dividends (from net investment income)                      --          --          --       (0.02)         (0.11)       (0.10)

   Distributions (from capital gains)                       (1.60)      (4.82)      (4.59)      (0.85)            --           --

   Returns of Capital                                          --          --          --          --             --           --

   Total Distributions                                      (1.60)      (4.82)      (4.59)      (0.87)         (0.11)       (0.10)

   Net Asset Value, End of Period                        $  15.88     $ 12.87     $ 16.64     $ 17.03      $   14.97     $  12.46

TOTAL RETURN+                                               38.16%      10.71%      32.61%      20.61%         21.15%       (4.28)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                       $142,824     $97,857     $99,590     $96,164       $115,819     $112,959

   Ratio of Expenses to Average Net Assets
      (including directed brokerage arrangements)            0.92%       1.00%       0.96%       0.94%*         0.94%        0.95%

   Ratio of Expenses to Average Net Assets
      (including waivers and reimbursements)                 0.96%       1.04%       1.02%       1.06%*         1.03%        0.95%

   Ratio of Net Income (Loss) to Average Net Assets         (0.42)%     (0.42)%     (0.25)%      0.03%*         0.69%        0.86%

   Ratio of Expenses to Average Net Assets
      (excluding waivers and reimbursements)                 0.96%       1.12%       1.05%       1.06%*         1.03%        1.08%

   Ratio of Net Investment Income (Loss) to Average
       Net Assets (excluding waivers and reimbursements)   (0.42)%     (0.50)%     (0.28)%       0.03%*         0.69%        0.73%

   Portfolio Turnover Rate                                 328.26%     249.58%     178.21%      147.79%       177.86%      164.81%

*   ANNUALIZED.

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) ON APRIL 19, 1996, THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND VOTED TO APPROVE A TAX-FREE REORGANIZATION OF THE TURNER FUNDS. IN CONNECTION WITH THE REORGANIZATION, THE FUNDS CHANGED THEIR FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30, EFFECTIVE SEPTEMBER 30, 1996.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TURNER MIDCAP GROWTH FUND

------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                      1999          1998         1997(1)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $13.87        $14.22        $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                          (0.06)        (0.07)        (0.03)

   Net Gains or Losses on Securities (both realized and unrealized)      11.72          0.22          4.36

   Total From Investment Operations                                      11.66          0.15          4.33

   LESS DISTRIBUTIONS

   Dividends (from net investment income)                                   --            --            --

   Distributions (from capital gains)                                       --         (0.50)        (0.11)

   Returns of Capital                                                       --            --            --

   Total Distributions                                                      --         (0.50)        (0.11)

Net Asset Value, End of Period                                          $25.53        $13.87        $14.22

TOTAL RETURN+                                                            84.07%         1.24%        43.77%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000)                                       $148,830       $24,582        $5,145

Ratio of Expenses to Average Net Assets
    (including directed brokerage arrangements)                           1.03%         1.23%         1.25%*

Ratio of Expenses to Average Net Assets
    (including waivers and reimbursements)                                1.08%         1.34%         1.25%*

Ratio of Net Income (Loss) to Average Net Assets                         (0.58)%       (0.79)%       (0.62)%*

Ratio of Expenses to Average Net Assets
    (excluding waivers and reimbursements)                                1.08%         1.73%         7.96%*

Ratio of Net Investment Income (Loss) to Average
    Net Assets (excluding waivers and reimbursements)                    (0.58)%       (1.18)%       (7.33)%*

Portfolio Turnover Rate                                                 290.79%       304.29%       348.29%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON OCTOBER 1, 1996.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 33

--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                         1999         1998        1997        1996(1)       1995       1994(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $21.49       $26.35      $23.13        $16.08     $10.90       $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                             (0.26)       (0.23)      (0.07)        (0.08)     (0.06)       (0.02)

   Net Gains or Losses on Securities
  (both realized and unrealized)                            12.97        (4.19)       3.80          8.17       5.24         0.92

   Total From Investment Operations                         12.71        (4.42)       3.73          8.09       5.18         0.90

LESS DISTRIBUTIONS

   Dividends (from net investment income)                      --           --          --            --         --           --

   Distributions (from capital gains)                          --        (0.25)      (0.51)        (1.04)        --           --

   Returns of Capital                                          --        (0.19)         --            --         --           --

   Total Distributions                                         --        (0.44)      (0.51)        (1.04)        --           --

   Net Asset Value, End of Period                          $34.20       $21.49      $26.35        $23.13     $16.08       $10.90

   Total Return+                                            59.14%      (16.90)%     16.64%        52.90%     47.52%      12.35%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                       $254,077     $147,534    $153,462       $67,425    $13,072      $4,806

   Ratio of Expenses to Average Net Assets
     (including directed brokerage arrangements)             1.25%        1.25%       1.24%         1.25%*     1.25%       1.09%*

   Ratio of Expenses to Average Net Assets
     (including waivers and reimbursements)                  1.27%        1.28%       1.24%         1.25%*     1.25%       1.09%*

   Ratio of Net Income (Loss) to Average Net Assets         (1.00)%      (0.99)%     (0.84)%       (0.88)%*   (0.68)%     (0.27)%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                  1.31%        1.41%       1.33%         1.54%*     2.39%       4.32%*

   Ratio of Net Investment Income (Loss) to Average
     Net Assets (excluding waivers and reimbursements)      (1.04)%      (1.12)%     (0.93)%       (1.17)%*   (1.82)%     (3.50)%*

   Portfolio Turnover Rate                                 223.61%      167.73%     130.68%       149.00%    183.49%     173.92%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) ON APRIL 19, 1996, THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND VOTED TO APPROVE A TAX-FREE REORGANIZATION OF THE TURNER FUNDS. IN CONNECTION WITH THE REORGANIZATION, THE FUNDS CHANGED THEIR FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30, EFFECTIVE SEPTEMBER 30, 1996.

(2) COMMENCED OPERATIONS ON FEBRUARY 7, 1994.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER MICRO CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                        1999(1)              1998(2)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $9.88               $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                             (0.05)               (0.04)

   Net Gains or Losses on Securities (both realized and unrealized)         11.26                (0.08)

   Total From Investment Operations                                         11.21                (0.12)

LESS DISTRIBUTIONS

   Dividends (from net investment income)                                      --                   --

   Distributions (from capital gains)                                          --                   --

   Total Distributions                                                         --                   --

   Net Asset Value, End of Period                                          $21.09                $9.88

TOTAL RETURN+                                                              113.46%               (1.20)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                        $12,963               $2,843

   Ratio of Expenses to Average Net Assets
    (including directed brokerage arrangements)                              0.90%                1.25%*

   Ratio of Expenses to Average Net Assets
    (including waivers and reimbursements)                                   0.90%                1.25%*

   Ratio of Net Income (Loss) to Average Net Assets                         (0.47)%              (0.64)%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                                  2.86%                8.18%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                                 (2.43)%              (7.57)%*

   Portfolio Turnover Rate                                                 239.32%              128.53%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) ON JANUARY 25, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER MICRO CAP GROWTH FUND (THE "FUNDS") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TIP TURNER MICRO CAP GROWTH FUND.

(2) COMMENCED OPERATIONS ON MARCH 1, 1998.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 35

--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TURNER TOP 20 FUND
--------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    1999(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $ 10.00

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income (Loss)                                            (0.02)

Net Gains or Losses on Securities (both realized and unrealized)         4.01

Total From Investment Operations                                         3.99

LESS DISTRIBUTIONS

Dividends (from net investment income)                                     --

Distributions (from capital gains)                                         --

Total Distributions                                                        --

Net Asset Value, End of Period                                        $ 13.99

TOTAL RETURN+                                                           39.90%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000)                                       $16,112

   Ratio of Expenses to Average Net Assets
     (including directed brokerage arrangements)                         1.35%*

   Ratio of Expenses to Average Net Assets
     (including waivers and reimbursements)                              1.35%*

   Ratio of Net Income (Loss) to Average Net Assets                     (0.87)%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                              2.55%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                             (2.07)%*

   Portfolio Turnover Rate                                             369.11%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON JULY 1, 1999.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

36 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TURNER TECHNOLOGY FUND
--------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                   1999(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income (Loss)                                           (0.02)

Net Gains or Losses on Securities (both realized and unrealized)        4.08

Total From Investment Operations                                        4.06

LESS DISTRIBUTIONS

   Dividends (from net investment income)                                 --

   Distributions (from capital gains)                                     --

   Total Distributions                                                    --

   Net Asset Value, End of Period                                     $14.06

TOTAL RETURN+                                                          40.60%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                    $8,296

   Ratio of Expenses to Average Net Assets
     (including directed brokerage arrangements)                        1.35%*

   Ratio of Expenses to Average Net Assets
     (including waivers and reimbursements)                             1.35%*

   Ratio of Net Income (Loss) to Average Net Assets                    (0.87)%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                             3.89%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                            (3.41)%*

   Portfolio Turnover Rate                                            317.32%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON JULY 1, 1999.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 37

--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO-CLASS I SHARES
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                    1999(2)      1998(3)      1998(4)       1997        1996        1995(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $10.09       $10.08       $10.06       $10.03      $9.99        $10.00


INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                 0.54         0.35         0.60         0.60       0.64          0.53

   Net Gains or Losses on Securities
     (both realized and unrealized)                     (0.02)          --         0.02         0.03       0.05         (0.02)

   Total From Investment Operations                      0.52         0.35         0.62         0.63       0.69          0.51

LESS DISTRIBUTIONS

   Dividends (from net investment income)               (0.56)       (0.33)       (0.60)       (0.60)     (0.65)        (0.52)

   Distributions (from capital gains)                      --        (0.01)          --           --         --            --

   Total Distributions                                  (0.56)       (0.34)       (0.60)       (0.60)     (0.65)        (0.52)

   Net Asset Value, End of Period                      $10.05       $10.09       $10.08       $10.06     $10.03         $9.99

   TOTAL RETURN+                                         5.34%        3.50%        6.34%        6.32%      7.09%         5.21%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                     $3,207       $  991       $1,195       $  864      $ 398         $ 145

   Ratio of Expenses to Average Net Assets               0.00%        0.00%*       0.00%        0.00%      0.00%         0.00%

   Ratio of Net Income to Average Net Assets             5.50%        5.88%*       5.97%        5.91%      6.46%         5.74%

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)              6.53%       10.83%*       8.83%       10.25%     16.47%        27.89%

   Ratio of Net Investment Income (Loss) to Average
     Net Assets (excluding waivers and reimbursements)  (1.03)%      (4.95)%*     (2.86)%      (4.34)%   (10.01)%      (22.15)%

Portfolio Turnover Rate                                154.33%       96.56%       68.80%       81.82%        --            --

*    ANNUALIZED

+    RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON MARCH 1, 1998.

(2) ON MAY 24, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TIP TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO.

(3) ON NOVEMBER 10, 1997 THE BOARD OF TRUSTEES OF TIP INSTITUTIONAL FUNDS (FORMERLY, THE SOLON FUNDS) APPROVED A CHANGE IN THE TURNER SHORT DURATION GOVERNMENT FUNDS THREE YEAR AND ONE YEAR PORTFOLIOS' YEAR END FROM FEBRUARY 28 TO SEPTEMBER 30, EFFECTIVE MARCH 1, 1998.

(4) ON JANUARY 22, 1998, SHAREHOLDERS OF BOTH THE THREE YEAR AND ONE YEAR FUNDS APPROVED A CHANGE IN THE ADVISOR FROM SOLON ASSET MANAGEMENT, L.P. TO TURNER INVESTMENT PARTNERS, INC.

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO-CLASS II SHARES
-------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                      1999(1)             1998(2)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $10.11               $10.08

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                                   0.47                 0.30

   Net Gains or Losses on Securities (both realized and unrealized)        0.02                 0.03

   Total From Investment Operations                                        0.49                 0.33

LESS DISTRIBUTIONS

   Dividends (from net investment income)                                 (0.50)               (0.30)

   Distributions (from capital gains)                                        --                   --

   Total Distributions                                                    (0.50)               (0.30)

   Net Asset Value, End of Period                                        $10.10               $10.11

TOTAL RETURN+                                                              5.00%                3.26%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                       $3,155                   --

   Ratio of Expenses to Average Net Assets                                 0.23%                0.25%*

   Ratio of Net Income to Average Net Assets                               5.13%                5.63%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                                6.76%               11.08%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                               (1.40)%              (5.20)%*

   Portfolio Turnover Rate                                               154.33%               96.56%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) ON MAY 24, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TIP TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO.

(2) COMMENCED OPERATIONS ON FEBRUARY 27, 1998

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 39
--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO-CLASS I SHARES
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                1999(4)         1998(2)         1998(3)        1997        1996       1995(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 10.25         $ 10.10         $ 10.00       $ 10.04    $   9.80     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income                                0.55            0.35            0.59          0.58        0.60        0.61

   Net Gains or Losses on Securities
     (both realized and unrealized)                 (0.27)           0.15            0.10         (0.01)       0.23       (0.22)

   Total From Investment Operations                  0.28            0.50            0.69          0.57        0.83        0.39

LESS DISTRIBUTIONS

   Dividends (from net investment income)           (0.55)          (0.34)          (0.59)        (0.59)      (0.59)      (0.59)

   Distributions (from capital gains)               (0.14)          (0.01)             --         (0.02)         --          --

   Total Distributions                              (0.69)          (0.35)          (0.59)        (0.61)      (0.59)      (0.59)

Net Asset Value, End of Period                    $  9.84         $ 10.25         $ 10.10       $ 10.00    $  10.04     $  9.80

TOTAL RETURN+                                        2.89%           5.09%           7.07%         5.45%       8.73%       4.08%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                $38,687         $12,015         $15,544       $17,809    $ 11,027     $ 7,065

   Ratio of Expenses to Average Net Assets           0.24%           0.24%*          0.24%         0.24%       0.24%       0.15%

   Ratio of Net Income to Average Net Assets         6.21%           5.84%*          5.85%         5.80%       6.18%       6.21%

   Ratio of Expenses to Average Net Assets
    (excluding waivers and reimbursements)           1.31%           1.49%*          1.21%         1.21%       1.45%       1.18%

   Ratio of Net Investment Income (Loss) to
    Average Net Assets (excluding waivers
    and reimbursements)                              5.14%           4.59%*          4.88%         4.83%       4.97%       5.18%

Interest expense                                       --              --              --          0.02%       0.12%       0.04%

Average debt per share during the period (5)           --              --              --       $  0.04       $0.28     $  0.08

Average debt outstanding during the period (5) (6)     --              --              --       $56,238    $256,115     $75,604

Portfolio Turnover Rate                            257.98%         121.63%         279.00%       251.00%     197.03%     405.00%

*   ANNUALIZED
+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) COMMENCED OPERATIONS ON MARCH 1, 1998.
(2) ON NOVEMBER 10, 1997 THE BOARD OF TRUSTEES OF TIP INSTITUTIONAL FUNDS (FORMERLY, THE SOLON FUNDS) APPROVED A CHANGE IN THE TURNER SHORT DURATION GOVERNMENT FUNDS THREE YEAR AND ONE YEAR PORTFOLIOS' YEAR END FROM FEBRUARY 28 TO SEPTEMBER 30, EFFECTIVE MARCH 1, 1998.
(3) ON JANUARY 22, 1998, SHAREHOLDERS OF BOTH THE THREE YEAR AND ONE YEAR FUNDS APPROVED A CHANGE IN THE ADVISOR FROM SOLON ASSET MANAGEMENT, L.P. TO TURNER INVESTMENT PARTNERS, INC.
(4) ON JANUARY 25, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO (THE "FUNDS") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TIP TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO.
(5) AVERAGE BASED UPON AMOUNTS OUTSTANDING AT EACH MONTH END.
(6) THERE WAS NO DEBT OUTSTANDING AT THE END OF ANY PERIOD PRESENTED.

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

40 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO-CLASS II SHARES
--------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    1999(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $9.95

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                                 0.68

   Net Gains or Losses on Securities (both realized and unrealized)     (0.13)

   Total From Investment Operations                                      0.55

LESS DISTRIBUTIONS

   Dividends (from net investment income)                                (0.70)

   Distributions (from capital gains)                                       --

   Total Distributions                                                   (0.70)

   Net Asset Value, End of Period                                        $9.80

TOTAL RETURN+                                                             5.64%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                       $  87

   Ratio of Expenses to Average Net Assets                                0.48%*

   Ratio of Net Income to Average Net Assets                              5.71%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                               0.95%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                               5.24%*

   Portfolio Turnover Rate                                              257.98%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON APRIL 28, 1999.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 41

--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER CORE HIGH QUALITY FIXED INCOME FUND
--------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    1999(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $ 10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                                 0.14

   Net Gains or Losses on Securities (both realized and unrealized)     (0.09)

   Total From Investment Operations                                      0.05

LESS DISTRIBUTIONS

   Dividends (from net investment income)                               (0.14)

   Distributions (from capital gains)                                      --

   Total Distributions                                                  (0.14)

   Net Asset Value, End of Period                                     $  9.91

TOTAL RETURN+                                                            0.48%

RATIOS/SUPPLEMENTAL DATA


   Net Assets, End of Period (000)                                    $10,009

   Ratio of Expenses to Average Net Assets                               0.45%*

   Ratio of Net Income to Average Net Assets                             5.67%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                              1.99%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                              4.13%*

   Portfolio Turnover Rate                                              39.70%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON JULY 1, 1999.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                    TIP FUNDS

                               INVESTMENT ADVISER
                        Turner Investment Partners, Inc.
                              1235 Westlakes Drive
                                   Suite 350
                                Berwyn, PA 19312

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP


More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated January 31, 2000, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

[BULLET] BY TELEPHONE: Call 1-800-224-6312

[BULLET] BY MAIL: Write to TIP Funds at
                  P.O. Box 219805
                  Kansas City, MO  64141-6805

[BULLET] BY INTERNET:  http://www.turner-invest.com

[BULLET] FROM THE SEC: You can also obtain the SAI or the Annual and
                       Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Fund's Investment Company Act registration number is 811-07527.

TUR-F-030-05